Effective December 4, 2012 the
Companys American
Depositary Share ADS Ratio
Changed from 11 One ADS
Representing One deposited
Share to 21 Two ADSs
Representing One deposited
Share.

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THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY BEARER
SHARES OF
FRESENIUS MEDICAL CARE
AG  CO. KGaA
ORGANIZED UNDER THE
LAWS OF THE
FEDERAL REPUBLIC OF
GERMANY

The Bank of New York, as
depositary hereinafter called the
Depositary, hereby certifies that ,
or registered assigns IS THE
OWNER OF
AMERICAN DEPOSITARY
SHARES
representing deposited ordinary
bearer shares herein called Shares
of Fresenius Medical  Care AG
Co. KGaA, a partnership limited
by shares Kommanditgesellschaft
auf Aktien organized under the
laws of the Federal Republic of
Germany herein called the
Company.  At the date hereof,
each American Depositary Share
represents onethird of one Share
deposited or subject to deposit
under the Deposit Agreement as
such term is hereinafter defined
at the principal Frankfurt office
of BHF Bank AG herein called
the Custodian.  The Depositarys
Corporate Trust Office is located
at a different address than its
principal executive office.  Its
Corporate Trust Office is located
at 101 Barclay Street, New York,
N.Y. 10286, and its principal
executive office is located at One
Wall Street, New York, N.Y.
10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286


1.	THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue herein
called Receipts, all issued and to
be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of February
26, 2007 the Deposit Agreement,
by and among the Company, the
Depositary, and all Owners and
holders from time to time of
American Depositary Shares
issued thereunder, each of whom
by accepting American
Depositary Shares agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth the
rights of Owners and holders and
the rights and duties of the
Depositary in respect of the
Shares deposited thereunder and
any and all other securities,
property and cash from time to
time received in respect of such
Shares and held thereunder such
Shares, securities, property, and
cash are herein called Deposited
Securities.  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust
Office in New York City and at
the office of the Custodian.
The statements made on the face
and reverse of this Receipt are
summaries of certain provisions
of the Deposit Agreement and
are qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in the
Deposit Agreement and not
defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
Upon surrender at the Corporate
Trust Office of the Depositary of
American Depositary Shares, and
upon payment of the fee of the
Depositary provided in this
Receipt, and subject to the terms
and conditions of the Deposit
Agreement, the Owner of those
American Depositary Shares is
entitled to delivery, to him or as
instructed, of the amount of
Deposited Securities at the time
represented by those American
Depositary Shares.  Delivery of
such Deposited Securities may be
made by the delivery of a
certificates or account transfer in
the name of the Owner hereof or
as ordered by him, with proper
endorsement or accompanied by
proper instruments or instructions
of transfer and b any other
securities, property and cash to
which such Owner is then
entitled in respect of this Receipt.
Such delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the Depositary,
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall be
at the risk and expense of the
Owner hereof.
3.	TRANSFERS,
SPLITUPS, AND
COMBINATIONS OF
RECEIPTS.
Transfers of American
Depositary Shares may be
registered on the books of the
Depositary by the Owner in
person or by a duly authorized
attorney, upon surrender of those
American Depositary Shares
properly endorsed for transfer or
accompanied by proper
instruments of transfer, in the
case of a Receipt, or pursuant to
a proper instruction including, for
the avoidance of doubt,
instructions through DRS and
Profile as provided in Section
2.10 of the Deposit Agreement,
in the case of uncertificated
American Depositary Shares, and
funds sufficient to pay any
applicable transfer taxes and the
expenses of the Depositary and
upon compliance with such
regulations, if any, as the
Depositary may establish for such
purpose. This Receipt may be
split into other such Receipts, or
may be combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered. The Depositary,
upon surrender of a Receipt for
the purpose of exchanging for
uncertificated American
Depositary Shares, shall cancel
that Receipt and send the Owner
a statement confirming that the
Owner is the Owner of
uncertificated American
Depositary Shares. The
Depositary, upon receipt of a
proper instruction including, for
the avoidance of doubt,
instructions through DRS and
Profile as provided in Section
2.10 of the Deposit Agreement
from the Owner of uncertificated
American Depositary Shares for
the purpose of exchanging for
certificated American Depositary
Shares, shall execute and deliver
to the Owner a Receipt
evidencing those American
Depositary Shares.  As a
condition precedent to the
delivery, registration of transfer,
or surrender of any American
Depositary Shares or splitup or
combination of any Receipt or
withdrawal of any Deposited
Securities, the Depositary, the
Custodian, or Registrar may
require payment from the
depositor of the Shares or the
presenter of the Receipt or
instruction for registration of
transfer or surrender of American
Depositary Shares not evidenced
by a Receipt of a sum sufficient
to reimburse it for any tax or
other governmental charge and
any stock transfer or registration
fee with respect thereto including
any such tax or charge and fee
with respect to Shares being
deposited or withdrawn and
payment of any applicable fees as
provided in the Deposit
Agreement, may require the
production of proof satisfactory
to it as to the identity and
genuineness of any signature and
may also require compliance with
any regulations the Depositary
may establish consistent with the
provisions of the Deposit
Agreement.
The delivery of American
Depositary Shares against deposit
of Shares generally or against
deposit of particular Shares may
be suspended, or the transfer of
American Depositary Shares in
particular instances may be
refused, or the registration of
transfer of outstanding American
Depositary Shares generally may
be suspended, during any period
when the transfer books of the
Depositary are closed, or if any
such action is deemed necessary
or advisable by the Depositary or
the Company at any time or from
time to time because of any
requirement of law or of any
government or governmental
body or commission, or under
any provision of the Deposit
Agreement, or for any other
reason, subject to the provisions
of the following sentence.
Notwithstanding anything to the
contrary in the Deposit
Agreement or this Receipt, the
surrender of outstanding
American Depositary Shares and
withdrawal of Deposited
Securities may not be suspended
subject only to i temporary delays
caused by closing the transfer
books of the Depositary or the
Company or the Foreign
Registrar, if applicable, or the
deposit of Shares in connection
with voting at a shareholders
meeting, or the payment of
dividends, ii the payment of fees,
taxes and similar charges, and iii
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
American Depositary Shares or to
the withdrawal of the Deposited
Securities.  Without limitation of
the foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares which
would be required to be
registered under the provisions of
the Securities Act of 1933, unless
a registration statement is in
effect as to such Shares or such
Shares are exempt from
registration thereunder.
4.	LIABILITY OF
OWNER FOR TAXES.
If any tax or other governmental
charge shall become payable with
respect to any American
Depositary Shares or any
Deposited Securities represented
by any American Depositary
Shares, such tax or other
governmental charge shall be
payable by the Owner to the
Depositary.  The Depositary may
refuse to register any transfer of
those American Depositary
Shares or any withdrawal of
Deposited Securities represented
by those American Depositary
Shares until such payment is
made, and may withhold any
dividends or other distributions,
or may sell for the account of the
Owner any part or all of the
Deposited Securities represented
by those American Depositary
Shares, and may apply such
dividends or other distributions
or the proceeds of any such sale
in payment of such tax or other
governmental charge and the
Owner shall remain liable for any
deficiency.
5.	WARRANTIES ON
DEPOSIT OF SHARES.
Every person depositing Shares
under the Deposit Agreement
shall be deemed thereby to
represent and warrant, that such
Shares and each certificate
therefor, if applicable, are validly
issued, fully paid, nonassessable
and free of any preemptive rights
of the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that the deposit of such
Shares and the sale of American
Depositary Shares representing
such Shares by that person are
not restricted under the Securities
Act of 1933.  Such
representations and warranties
shall survive the deposit of
Shares and delivery of American
Depositary Shares.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
Any person presenting Shares for
deposit or any Owner or holder
may be required from time to
time to file with the Depositary
or the Custodian such proof of
citizenship or residence,
exchange control approval, or
such information relating to the
registration on the books of the
Company or the Foreign
Registrar, if applicable, to
execute such certificates and to
make such representations and
warranties, as the Depositary may
deem necessary or proper.  The
Depositary may withhold the
delivery or registration of transfer
of any American Depositary
Shares or the distribution of any
dividend or sale or distribution of
rights or of the proceeds thereof
or the delivery of any Deposited
Securities until such proof or
other information is filed or such
certificates are executed or such
representations and warranties
made.  No Share shall be
accepted for deposit unless
accompanied by evidence
satisfactory to the Depositary
that any necessary approval has
been granted by any
governmental body in the Federal
Republic of Germany, which is
then performing the function of
the regulation of currency
exchange.
7.	CHARGES OF
DEPOSITARY.
The following charges shall be
incurred by any party depositing
or withdrawing Shares or by any
party surrendering American
Depositary Shares or to whom
American Depositary Shares are
issued including, without
limitation, issuance pursuant to a
stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
American Depositary Shares or
Deposited Securities or a delivery
of American Depositary Shares
pursuant to Section 4.03 of the
Deposit Agreement, or by
Owners, as applicable  1 taxes
and other governmental charges,
2 such registration fees as may
from time to time be in effect for
the registration of transfers of
Shares generally on the Share
register of the Company or
Foreign Registrar and applicable
to transfers of Shares to or from
the name of the Depositary or its
nominee or the Custodian or its
nominee on the making of
deposits or withdrawals under
the terms of the Deposit
Agreement, 3 such cable, telex
and facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, 4 such expenses as
are incurred by the Depositary in
the conversion of foreign
currency pursuant to Section 4.05
of the Deposit Agreement, 5 a
fee of 5.00 or less per 100
American Depositary Shares or
portion thereof for the delivery
of American Depositary Shares
pursuant to Section 2.03, 4.03 or
4.04 of the Deposit Agreement
and the surrender of American
Depositary Shares pursuant to
Section 2.05 or 6.02 of the
Deposit Agreement, 6 a fee of
..02 or less per American
Depositary Share or portion
thereof for any cash distribution
made pursuant to the Deposit
Agreement, including, but not
limited to Sections 4.01 through
4.04 of the Deposit Agreement, 7
a fee for the distribution of
securities pursuant to Section
4.02 of the Deposit Agreement,
such fee being in an amount
equal to the fee for the execution
and delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the deposit
of such securities for purposes of
this clause 7 treating all such
securities as if they were Shares
but which securities are instead
distributed by the Depositary to
Owners, 8 in addition to any fee
charged under clause 6, a fee of
..02 or less per American
Depositary Share or portion
thereof for depositary services,
which will accrue on the last day
of each calendar year and which
will be payable as provided in
clause 9 below and 9 any other
charges payable by the
Depositary, any of the
Depositarys agents, including the
Custodian, or the agents of the
Depositarys agents in connection
with the servicing of Shares or
other Deposited Securities which
charge shall be assessed against
Owners as of the date or dates
set by the Depositary in
accordance with Section 4.06 of
the Deposit Agreement and shall
be payable at the sole discretion
of the Depositary by billing such
Owners for such charge or by
deducting such charge from one
or more cash dividends or other
cash distributions.
The Depositary, subject to Article
8 hereof, may own and deal in
any class of securities of the
Company and its affiliates and in
American Depositary Shares.
8.	PRERELEASE OF
RECEIPTS.
Notwithstanding Section 2.03 of
the Deposit Agreement, the
Depositary may deliver American
Depositary Shares prior to the
receipt of Shares pursuant to
Section 2.02 of the Deposit
Agreement a PreRelease.  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon
the surrender of American
Depositary Shares that have been
PreReleased, whether or not such
cancellation is prior to the
termination of such PreRelease or
the Depositary knows that such
American Depositary Shares have
been PreReleased.  The
Depositary may receive American
Depositary Shares in lieu of
Shares in satisfaction of a
PreRelease.  Each PreRelease will
be a preceded or accompanied by
a written representation from the
person to whom American
Depositary Shares or Shares are
to be delivered, that such person,
or its customer, owns the Shares
or American Depositary Shares to
be remitted, as the case may be, b
at all times fully collateralized
with cash or such other collateral
as the Depositary deems
appropriate but such collateral
shall not constitute Deposited
Securities, c terminable by the
Depositary on not more than five
5 business days notice, and d
subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
which are outstanding at any
time as a result of PreRelease will
not normally exceed thirty
percent 30 of the Shares
deposited under the Deposit
Agreement provided, however,
that the Depositary reserves the
right to change or disregard such
limit from time to time as it
deems appropriate.
The Depositary may retain for its
own account any compensation
received by it in connection with
the foregoing.
9.	TITLE TO RECEIPTS.
It is a condition of this Receipt
and every successive Owner and
holder of this Receipt by
accepting or holding the same
consents and agrees that when
properly endorsed or
accompanied by proper
instruments of transfer, shall be
transferable as certificated
registered securities under the
laws of New York. American
Depositary Shares not evidenced
by Receipts shall be transferable
as uncertificated registered
securities under the laws of New
York.  The Depositary,
notwithstanding any notice to the
contrary, may treat the Owner of
American Depositary Shares as
the absolute owner thereof for
the purpose of determining the
person entitled to distribution of
dividends or other distributions
or to any notice provided for in
the Deposit Agreement and for
all other purposes, and neither the
Depositary nor the Company
shall have any obligation or be
subject to any liability under the
Deposit Agreement to any holder
of a Receipt unless such holder is
the Owner thereof.
10.	VALIDITY OF
RECEIPT.
This Receipt shall not be entitled
to any benefits under the Deposit
Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been
executed by the Depositary by
the manual signature of a duly
authorized signatory of the
Depositary provided, however
that such signature may be a
facsimile if a Registrar for the
Receipts shall have been
appointed and such Receipts are
countersigned by the manual
signature of a duly authorized
officer of the Registrar.
11.	REPORTS
INSPECTION OF TRANSFER
BOOKS.
The Company is subject to the
periodic reporting requirements
of the Securities Exchange Act
of 1934 and, accordingly, files
certain reports with the Securities
and Exchange Commission. Such
reports and communications will
be available for inspection and
copying at the public reference
facilities maintained by the
Commission located at 100 F
Street, N.E., Washington, D.C.
20549 and, so long as the
Company files such reports
electronically, on the World
Wide Website of the Commission
at httpwww.sec.gov.
The Depositary will make
available for inspection by
Owners at its Corporate Trust
Office any reports, notices and
other communications, including
any proxy soliciting material,
received from the Company
which are both a received by the
Depositary as the holder of the
Deposited Securities and b made
generally available to the holders
of such Deposited Securities by
the Company.  The Depositary
will also, upon written request by
the Company, send to Owners
copies of such reports when
furnished by the Company
pursuant to the Deposit
Agreement.  Any such reports
and communications, including
any such proxy soliciting
material, furnished to the
Depositary by the Company shall
be furnished in English to the
extent such materials are required
to be translated into English
pursuant to any regulations of the
Commission.
The Depositary will keep books,
at its Corporate Trust Office, for
the registration of American
Depositary Shares and transfers
of American Depositary Shares
which at all reasonable times shall
be open for inspection by the
Owners, provided that such
inspection shall not be for the
purpose of communicating with
Owners in the interest of a
business or object other than the
business of the Company or a
matter related to the Deposit
Agreement or the American
Depositary Shares.
12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary
receives any cash dividend or
other cash distribution on any
Deposited Securities, the
Depositary will, if at the time of
receipt thereof any amounts
received in a foreign currency can
in the judgment of the
Depositary be converted on a
reasonable basis into United
States dollars transferable to the
United States, and subject to the
Deposit Agreement, convert such
dividend or distribution into
dollars and will distribute the
amount thus received net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement to the
Owners entitled thereto
provided, however, that in the
event that the Company or the
Depositary is required to
withhold and does withhold
from any cash dividend or other
cash distribution in respect of any
Deposited Securities an amount
on account of taxes or other
governmental charges, the
amount distributed to the
Owners of the American
Depositary Shares representing
such Deposited Securities shall
be reduced accordingly.
Subject to the provisions of
Section 4.11 and 5.09 of the
Deposit Agreement, whenever
the Depositary receives any
distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of the
Deposit Agreement, the
Depositary will cause the
securities or property received by
it to be distributed to the Owners
entitled thereto, in any manner
that the Depositary may deem
equitable and practicable for
accomplishing such distribution
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other reason
the Depositary deems such
distribution not to be feasible, the
Depositary may adopt such
method as it may deem equitable
and practicable for the purpose of
effecting such distribution,
including, but not limited to, the
public or private sale of the
securities or property thus
received, or any part thereof, and
the net proceeds of any such sale
net of the fees and expenses of
the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement will be
distributed by the Depositary to
the Owners of Receipts entitled
thereto all in the manner and
subject to the conditions
described in Section 4.01 of the
Deposit Agreement.  The
Depositary may sell, by public or
private sale, an amount of
securities or other property it
would otherwise distribute under
this Article that is sufficient to
pay its fees and expenses in
respect of that distribution.
If any distribution consists of a
dividend in, or free distribution
of, Shares, the Depositary may
deliver to the Owners entitled
thereto, an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such dividend
or free distribution, subject to the
terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and after
deduction or upon issuance of
American Depositary Shares,
including the withholding of any
tax or other governmental charge
as provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees and expenses
of the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement and
the Depositary may sell, by
public or private sale, an amount
of Shares received sufficient to
pay its fees and expenses in
respect of that  distribution.  In
lieu of delivering fractional
American Depositary Shares in
any such case, the Depositary
will sell the amount of Shares
represented by the aggregate of
such fractions and distribute the
net proceeds, all in the manner
and subject to the conditions
described in Section 4.01of the
Deposit Agreement.  If
additional American Depositary
Shares are not so delivered, each
American Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.
In the event that the Depositary
determines that any distribution
in property including Shares and
rights to subscribe therefor is
subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may by
public or private sale dispose of
all or a portion of such property
including Shares and rights to
subscribe therefor in such
amounts and in such manner as
the Depositary deems necessary
and practicable to pay any such
taxes or charges, and the
Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or
charges to the Owners of
Receipts entitled thereto.
13.	RIGHTS.
In the event that the Company
shall offer or cause to be offered
to the holders of any Deposited
Securities any rights to subscribe
for additional Shares or any
rights of any other nature, the
Depositary shall have discretion
as to the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on behalf
of any Owners and making the
net proceeds available to such
Owners or, if by the terms of
such rights offering or for any
other reason, the Depositary may
not either make such rights
available to any Owners or
dispose of such rights and make
the net proceeds available to such
Owners, then the Depositary
shall allow the rights to lapse.  If
at the time of the offering of any
rights the Depositary determines
in its discretion that it is lawful
and feasible to make such rights
available to all or certain Owners
but not to other Owners, the
Depositary may distribute to any
Owner to whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it deems
appropriate.
In circumstances in which rights
would otherwise not be
distributed, if an Owner requests
the distribution of warrants or
other instruments in order to
exercise the rights allocable to the
American Depositary Shares of
such Owner under the Deposit
Agreement, the Depositary will
make such rights available to
such Owner upon written notice
from the Company to the
Depositary that a the Company
has elected in its sole discretion
to permit such rights to be
exercised and b such Owner has
executed such documents as the
Company has determined in its
sole discretion are reasonably
required under applicable law.
If the Depositary has distributed
warrants or other instruments for
rights to all or certain Owners,
then upon instruction from such
an Owner pursuant to such
warrants or other instruments to
the Depositary from such Owner
to exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal
to the purchase price of the
Shares to be received upon the
exercise of the rights, and upon
payment of the fees and expenses
of the Depositary and any other
charges as set forth in such
warrants or other instruments, the
Depositary shall, on behalf of
such Owner, exercise the rights
and purchase the Shares, and the
Company shall cause the Shares
so purchased to be delivered to
the Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will cause
the Shares so purchased to be
deposited pursuant to Section
2.02 of the Deposit Agreement,
and shall, pursuant to Section
2.03 of the Deposit Agreement,
deliver American Depositary
Shares to such Owner.  In the
case of a distribution pursuant to
the second paragraph of this
Article 13, such deposit shall be
made, and Deposited Securities
shall be delivered, under
depositary arrangements which
provide for issuance of
Deposited Securities subject to
the appropriate restrictions on
sale, deposit, cancellation, and
transfer under applicable United
States laws.
If the Depositary determines in
its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners,
it may sell the rights, warrants or
other instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not lawfully or
feasibly make such rights
available, and allocate the net
proceeds of such sales net of the
fees and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and
conditions of the Deposit
Agreement for the account of
such Owners otherwise entitled
to such rights, warrants or other
instruments, upon an averaged or
other practical basis without
regard to any distinctions among
such Owners because of
exchange restrictions or the date
of delivery of any American
Depositary Shares or otherwise.
The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either
exempt from registration under
the Securities Act of 1933 with
respect to a distribution to all
Owners or are registered under
the provisions of such Act
provided, that nothing in the
Deposit Agreement shall create
any obligation on the part of the
Company to file a registration
statement with respect to such
rights or underlying securities or
to endeavor to have such a
registration statement declared
effective.  If an Owner requests
the distribution of warrants or
other instruments,
notwithstanding that there has
been no such registration under
the Securities Act of 1933, the
Depositary shall not effect such
distribution unless it has received
an opinion from recognized
counsel in the United States for
the Company upon which the
Depositary may rely that such
distribution to such Owner is
exempt from such registration.
The Depositary shall not be
responsible for any failure to
determine that it may be lawful
or feasible to make such rights
available to Owners in general or
any Owner in particular.
14.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary or the
Custodian shall receive foreign
currency, by way of dividends or
other distributions or the net
proceeds from the sale of
securities, property or rights, and
if at the time of the receipt
thereof the foreign currency so
received can in the judgment of
the Depositary be converted on a
reasonable basis into Dollars and
the resulting Dollars transferred
to the United States, the
Depositary shall convert or cause
to be converted by sale or in any
other manner that it may
determine, such foreign currency
into Dollars, and such Dollars
shall be distributed to the
Owners entitled thereto or, if the
Depositary shall have distributed
any warrants or other instruments
which entitle the holders thereof
to such Dollars, then to the
holders of such warrants andor
instruments upon surrender
thereof for cancellation.  Such
distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions,
the date of delivery of any
American Depositary Shares or
otherwise and shall be net of any
expenses of conversion into
Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.
If such conversion or distribution
can be effected only with the
approval or license of any
government or agency thereof,
the Depositary shall file such
application for approval or
license, if any, as it may deem
desirable.
If at any time the Depositary
shall determine that in its
judgment any foreign currency
received by the Depositary or the
Custodian is not convertible on a
reasonable basis into Dollars
transferable to the United States,
or if any approval or license of
any government or agency
thereof which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign currency or
an appropriate document
evidencing the right to receive
such foreign currency received by
the Depositary to, or in its
discretion may hold such foreign
currency uninvested and without
liability for interest thereon for
the respective accounts of, the
Owners entitled to receive the
same.
If any such conversion of foreign
currency, in whole or in part,
cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the
extent permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by the
Depositary to, or hold such
balance uninvested and without
liability for interest thereon for
the respective accounts of, the
Owners entitled thereto.
15.	RECORD DATES.
Whenever any cash dividend or
other cash distribution shall
become payable or any
distribution other than cash shall
be made, or whenever rights shall
be issued with respect to the
Deposited Securities, or
whenever the Depositary shall
receive notice of any meeting of
holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record date
a for the determination of the
Owners who shall be i entitled to
receive such dividend,
distribution or rights or the net
proceeds of the sale thereof, ii
entitled to give instructions for
the exercise of voting rights at
any such meeting or iii
responsible for any fee assessed
by the Depositary pursuant to the
Deposit Agreement, or b on or
after which each American
Depositary Share will represent
the changed number of Shares,
subject to the provisions of the
Deposit Agreement.
16.	VOTING OF
DEPOSITED SECURITIES.
Upon receipt of notice of any
meeting of holders of Shares or
other Deposited Securities, if
requested in writing by the
Company, the Depositary shall,
as soon as practicable thereafter,
mail to the Owners a notice, the
form of which notice shall be in
the sole discretion of the
Depositary, which shall contain
a such information as is
contained in such notice of
meeting received by the
Depositary from the Company, b
a statement that the Owners as of
the close of business on a
specified record date will be
entitled, subject to any applicable
provision of the Federal Republic
of Germany law and of the
Articles of Association Satzung
of the Company, to instruct the
Depositary as to the exercise of
the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American Depositary
Shares and c a statement as to the
manner in which such
instructions may be given,
including, if the Depositary has
received a Recommendation as
defined below, an express
indication that, if no specific
voting instruction is received
from an Owner prior to the date
set by the Depositary for that
purpose the Instruction Date, that
Owner shall be deemed to have
instructed the Depositary to give
a proxy to the Custodian, which
will act as a proxy bank in
accordance with Sections 128
and 135 of the German Stock
Corporation Act Aktiengesetz the
Proxy Bank, to vote in
accordance with its
recommendation with regard to
voting of the Shares pursuant to
Section 128 2 of the German
Stock Corporation Act the
Recommendation as to any
matter concerning which the
notice from the Company
indicates that a vote is to be
taken by holders of Shares and d
containing any Recommendation.
Upon the written request of an
Owner of a number of American
Depositary Shares on such record
date, received on or before the
Instruction Date, the Depositary
shall endeavor, in so far as
practicable, to vote or cause to be
voted the amount of Shares or
other Deposited Securities
represented by that number of
American Depositary Shares in
accordance with the instructions
set forth in such request.  The
Depositary shall not vote or
attempt to exercise the right to
vote that attaches to the Shares
or other Deposited Securities,
other than in accordance with
such instructions or as provided
below.
In order to give Owners a
reasonable opportunity to instruct
the Depositary as to the exercise
of voting rights relating to
Deposited Securities, if the
Company will request the
Depositary to act under Section
4.07 of the Deposit Agreement,
the Company shall notify the
Depositary of a meeting of
holders of Deposited Securities
and of details concerning the
matters to be voted upon not less
than 45 days prior to the meeting
date.
Subject to the following
paragraph, if i the Company
requested the Depositary to act
under Section 4.07 of the
Deposit Agreement and complied
with the immediately preceding
paragraph, ii the Depositary
received a Recommendation
before it mailed a notice to
Owners under that Section 4.07
and iii no specific voting
instructions are received by the
Depositary from an Owner to
whom a notice was sent by the
Depositary with respect to an
amount of Deposited Securities
represented by that Owners
American Depositary Shares,
such Owner shall be deemed, and
the Depositary shall deem such
Owner, to have instructed the
Depositary to give a proxy to the
Proxy Bank to vote that amount
of Deposited Securities in
accordance with Section 135 of
the German Stock Corporation
Act, except that no such deemed
instruction shall be deemed given
and no discretionary proxy shall
be given with respect to any
matter as to which the Company
informs the Depositary and the
Company agrees to provide such
information promptly in writing,
if applicable that x the Company
does not wish such proxy given,
y substantial opposition exists or
z the matter would materially
affect the rights of holders of
Shares.
Notwithstanding anything to the
contrary contained herein, in the
event that the Proxy Bank shall
fail or decline to supply the
Recommendation to the
Depositary before the Depositary
mails a notice to Owners under
Section 4.07 of the Deposit
Agreement, the Depositary shall
deliver the abovereferenced
notice which shall not contain the
Recommendation or the
indication concerning the proxy
to be given to the Proxy Bank to
the Owners as hereinabove
provided, and, thereafter, in any
case in which no specific voting
instructions are received by the
Depositary from a Owner on or
before the Instruction Date with
respect to a number of Deposited
Securities, no votes shall be cast
at such meeting with respect to
that number of  Deposited
Securities.
There can be no assurance that
Owners generally or any Owner
in particular will receive the
notice described in the preceding
paragraph sufficiently prior to the
instruction date to ensure that the
Depositary will vote the Shares
or Deposited Securities in
accordance with the provisions of
Section 4.07 of the Deposit
Agreement.
17.	CHANGES
AFFECTING DEPOSITED
SECURITIES.
Upon any change in nominal
value, change in par value,
splitup, consolidation, or any
other reclassification of
Deposited Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale
of assets affecting the Company
or to which it is a party, or upon
the redemption or cancellation by
the Company of the Deposited
Securities, any securities, cash or
property which shall be received
by the Depositary or a Custodian
in exchange for, in conversion of,
in lieu of or in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent, in addition
to the existing Deposited
Securities, the right to receive the
new Deposited Securities so
received, unless additional
Receipts are delivered pursuant
to the following sentence.  In any
such case the Depositary may
execute and deliver additional
Receipts as in the case of a
dividend in Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.
18.	LIABILITY OF THE
COMPANY AND
DEPOSITARY.
Neither the Depositary nor the
Company nor any of their
respective directors, employees,
agents or affiliates shall incur any
liability to any Owner or holder, i
if by reason of any provision of
any present or future law or
regulation of the United States or
any other country, or of any
governmental or regulatory
authority, or by reason of any
provision, present or future, of
the Articles of Association
Satzung of the Company, or by
reason of any provision of any
securities issued or distributed by
the Company, or any offering or
distribution thereof, or by reason
of any act of God or war or
terrorism or other circumstances
beyond its control, the
Depositary or the Company shall
be prevented, delayed or
forbidden from or be subject to
any civil or criminal penalty on
account of doing or performing
any act or thing which by the
terms of the Deposit Agreement
or Deposited Securities it is
provided shall be done or
performed, ii by reason of any
nonperformance or delay, caused
as aforesaid, in the performance
of any act or thing which by the
terms of the Deposit Agreement
it is provided shall or may be
done or performed, iii by reason
of any exercise of, or failure to
exercise, any discretion provided
for in the Deposit Agreement, iv
for the inability of any Owner or
holder to benefit from any
distribution, offering, right or
other benefit which is made
available to holders of Deposited
Securities but is not, under the
terms of the Deposit Agreement,
made available to Owners or
holders, or v for any special,
consequential or punitive
damages for any breach of the
terms of the Deposit Agreement.
Where, by the terms of a
distribution pursuant to
Section 4.01, 4.02 or 4.03 of the
Deposit Agreement, or an
offering or distribution pursuant
to Section 4.04 of the Deposit
Agreement, such distribution or
offering may not be made
available to Owners of Receipts,
and the Depositary may not
dispose of such distribution or
offering on behalf of such
Owners and make the net
proceeds available to such
Owners, then the Depositary
shall not make such distribution
or offering, and shall allow any
rights, if applicable, to lapse.
Neither the Company nor the
Depositary assumes any
obligation or shall be subject to
any liability under the Deposit
Agreement to Owners or holders,
except that they agree to perform
their obligations specifically set
forth in the Deposit Agreement
without negligence or bad faith.
The Depositary shall not be
subject to any liability with
respect to the validity or worth of
the Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation to
appear in, prosecute or defend
any action, suit, or other
proceeding in respect of any
Deposited Securities or in respect
of the American Depositary
Shares, on behalf of any Owner
or holder or other person.
Neither the Depositary nor the
Company shall be liable for any
action or nonaction by it in
reliance upon the advice of or
information from legal counsel,
accountants, any person
presenting Shares for deposit,
any Owner or holder, or any
other person believed by it in
good faith to be competent to
give such advice or information.
The Depositary shall not be
responsible for any failure to
carry out any instructions to vote
any of the Deposited Securities
or for the manner in which any
such vote is cast or the effect of
any such vote, provided that any
such action or nonaction is in
good faith.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission of
the Depositary or in connection
with a matter arising wholly after
the removal or resignation of the
Depositary, provided that in
connection with the issue out of
which such potential liability
arises, the Depositary performed
its obligations without negligence
or bad faith while it acted as
Depositary.  No disclaimer of
liability under the Securities Act
of 1933 is intended by any
provision of the Deposit
Agreement.
19.	RESIGNATION
AND REMOVAL OF
THE DEPOSITARY
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.
The Depositary may at any time
resign as Depositary under the
Deposit Agreement by written
notice of its election so to do
delivered to the Company, such
resignation to take effect upon
the earlier of i the appointment of
a successor depositary and its
acceptance of such appointment
as provided in the Deposit
Agreement or ii termination by
the Depositary pursuant to
Section 6.02 of the Deposit
Agreement.  The Depositary may
at any time be removed by the
Company by 120 days prior
written notice of such removal, to
become effective upon the later
of i the 120th day after delivery
of the notice to the Depositary
and ii the appointment of a
successor depositary and its
acceptance of such appointment
as provided in the Deposit
Agreement.  The Depositary in its
discretion may appoint a
substitute or additional custodian
or custodians.
20.	AMENDMENT.
The form of the Receipts and any
provisions of the Deposit
Agreement may at any time and
from time to time be amended by
agreement between the Company
and the Depositary without the
consent of Owners or holders in
any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges other than taxes and
other governmental charges,
registration fees, cable, telex or
facsimile transmission costs,
delivery costs or other such
expenses, or which shall
otherwise prejudice any
substantial existing right of
Owners, shall, however, not
become effective as to
outstanding American Depositary
Shares until the expiration of 30
days after notice of such
amendment shall have been given
to the Owners of outstanding
American Depositary Shares.
Every Owner and holder of
American Depositary Shares, at
the time any amendment so
becomes effective, shall be
deemed, by continuing to hold
such American Depositary Shares
or any interest therein, to consent
and agree to such amendment
and to be bound by the Deposit
Agreement as amended thereby.
In no event shall any amendment
impair the right of the Owner to
surrender American Depositary
Shares and receive therefor the
Deposited Securities represented
thereby, except in order to
comply with mandatory
provisions of applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Company may terminate the
Deposit Agreement by
instructing the Depositary to mail
notice of termination to the
Owners of all American
Depositary Shares then
outstanding at least 30 days prior
to the termination date included
in such notice.  The Depositary
may likewise terminate the
Deposit Agreement, if at any
time 60 days shall have expired
after the Depositary delivered to
the Company a written
resignation notice and if a
successor depositary shall not
have been appointed and
accepted its appointment as
provided in the Deposit
Agreement in such case the
Depositary shall mail a notice of
termination to the Owners of all
American Depositary Shares then
outstanding at least 30 days prior
to the termination date.  On and
after the date of termination, the
Owner of American Depositary
Shares will, upon a surrender of
such American Depositary
Shares, b payment of the fee of
the Depositary for the surrender
of American Depositary Shares
referred to in Section 2.05, and c
payment of any applicable taxes
or governmental charges, be
entitled to delivery, to him or
upon his order, of the amount of
Deposited Securities represented
by those American Depositary
Shares.  If any American
Depositary Shares shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of
American Depositary Shares,
shall suspend the distribution of
dividends to the Owners thereof,
and shall not give any further
notices or perform any further
acts under the Deposit
Agreement, except that the
Depositary shall continue to
collect dividends and other
distributions pertaining to
Deposited Securities, shall sell
rights and other property as
provided in the Deposit
Agreement, and shall continue to
deliver Deposited Securities,
together with any dividends or
other distributions received with
respect thereto and the net
proceeds of the sale of any rights
or other property, upon surrender
of American Depositary Shares
after deducting, in each case, the
fee of the Depositary for the
surrender of American
Depositary Shares, any expenses
for the account of the Owner of
such American Depositary Shares
in accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges.
At any time after the expiration
of four months from the date of
termination, the Depositary may
sell the Deposited Securities then
held under the Deposit
Agreement and may thereafter
hold uninvested the net proceeds
of any such sale, together with
any other cash then held by it
thereunder, unsegregated and
without liability for interest, for
the pro rata benefit of the
Owners of American Depositary
Shares that have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.
After making such sale, the
Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds
and other cash after deducting, in
each case, the fee of the
Depositary for the surrender of
American Depositary Shares, any
expenses for the account of the
Owner of such American
Depositary Shares in accordance
with the terms and conditions of
the Deposit Agreement, and any
applicable taxes or governmental
charges.  Upon the termination of
the Deposit Agreement, the
Company shall be discharged
from all obligations under the
Deposit Agreement except for its
obligations to the Depositary
with respect to indemnification,
charges, and expenses.
22.	DTC DIRECT
REGISTRATION
SYSTEM AND
PROFILE
MODIFICATION
SYSTEM.
a	Notwithstanding the
provisions of Section 2.04 of the
Deposit Agreement, the parties
acknowledge that the Direct
Registration System DRS and
Profile Modification System
Profile shall apply to
uncertificated American
Depositary Shares upon
acceptance thereof to DRS by
DTC.  DRS is the system
administered by DTC pursuant to
which the Depositary may
register the ownership of
uncertificated American
Depositary Shares, which
ownership shall be evidenced by
periodic statements issued by the
Depositary to the Owners
entitled thereto.  Profile is a
required feature of DRS which
allows a DTC participant,
claiming to act on behalf of an
Owner, to direct the Depositary
to register a transfer of those
American Depositary Shares to
DTC or its nominee and to
deliver those American
Depositary Shares to the DTC
account of that DTC participant
without receipt by the Depositary
of prior authorization from the
Owner to register such transfer.
b	In connection with and in
accordance with the
arrangements and procedures
relating to DRSProfile, the
parties understand that the
Depositary will not verify,
determine or otherwise ascertain
that the DTC participant which is
claiming to be acting on behalf of
an Owner in requesting
registration of transfer and
delivery described in subsection a
has the actual authority to act on
behalf of the Owner
notwithstanding any
requirements under the Uniform
Commercial Code.  For the
avoidance of doubt, the
provisions of Sections 5.03 and
5.08 of the Deposit Agreement
shall apply to the matters arising
from the use of the DRS.  The
parties agree that the Depositarys
reliance on and compliance with
instructions received by the
Depositary through the
DRSProfile System and in
accordance with the Deposit
Agreement, shall not constitute
negligence or bad faith on the
part of the Depositary.
23.	SUBMISSION
TO JURISDICTION
JURY TRIAL WAIVER
WAIVER OF
IMMUNITIES.
In the Deposit Agreement, the
Company has i   appointed,
Fresenius Medical Care
Holdings, Inc., 920 Winter
Street, Waltham, MA
024511457, Attn  General
Counsel, as the Companys
authorized agent upon which
process may be served in any suit
or proceeding arising out of or
relating to the Shares or
Deposited Securities, the
American Depositary Shares, the
Receipts or this Agreement, ii
consented and submitted to the
jurisdiction of any state or
federal court in the State of New
York in which any such suit or
proceeding may be instituted,
and iii agreed that service of
process upon said authorized
agent shall be deemed in every
respect effective service of
process upon the Company in any
such suit or proceeding.
EACH PARTY TO THE
DEPOSIT AGREEMENT
INCLUDING, FOR
AVOIDANCE OF DOUBT,
EACH OWNER AND
HOLDER HEREBY
IRREVOCABLY WAIVES, TO
THE FULLEST EXTENT
PERMITTED BY
APPLICABLE LAW, ANY
RIGHT IT MAY HAVE TO A
TRIAL BY JURY IN ANY
SUIT, ACTION OR
PROCEEDING AGAINST THE
COMPANY ANDOR THE
DEPOSITARY DIRECTLY OR
INDIRECTLY ARISING OUT
OF OR RELATING TO THE
SHARES OR OTHER
DEPOSITED SECURITIES,
THE AMERICAN
DEPOSITARY SHARES OR
THE RECEIPTS, THE
DEPOSIT AGREEMENT OR
ANY TRANSACTION
CONTEMPLATED HEREIN
OR THEREIN, OR THE
BREACH HEREOF OR
THEREOF, INCLUDING
WITHOUT LIMITATION ANY
QUESTION REGARDING
EXISTENCE, VALIDITY OR
TERMINATION WHETHER
BASED ON CONTRACT,
TORT OR ANY OTHER
THEORY.
To the extent that the Company
or any of its properties, assets or
revenues may have or hereafter
become entitled to, or have
attributed to it, any right of
immunity, on the grounds of
sovereignty or otherwise, from
any legal action, suit or
proceeding, from the giving of
any relief in any respect thereof,
from setoff or counterclaim, from
the jurisdiction of any court,
from service of process, from
attachment upon or prior to
judgment, from attachment in aid
of execution or judgment, or
other legal process or proceeding
for the giving of any relief or for
the enforcement of any
judgment, in any jurisdiction in
which proceedings may at any
time be commenced, with respect
to its obligations, liabilities or any
other matter under or arising out
of or in connection with the
Shares or Deposited Securities,
the American Depositary Shares,
the Receipts or the Deposit
Agreement, the Company, to the
fullest extent permitted by law,
hereby irrevocably and
unconditionally waives, and
agrees not to plead or claim, any
such immunity and consents to
such relief and enforcement.
24.	DISCLOSURE OF
INTERESTS

Each Owner of American
Depositary Shares and all persons
owning beneficial interests in
American Depositary Shares
agree to comply with all
applicable provisions of German
law and the Companys Articles
of Association regarding the
notification of such persons
interest in the Shares, which
provisions at the date of the
Deposit Agreement include
Sections 21 and 22 of the
Securities Trading Act
Wertpapierhandelsgesetz. At the
date of the Deposit Agreement, i
the statutory notification
obligations of the Securities
Trading Act apply to anyone
whose holding, either directly or
by way of imputation pursuant to
the provisions of Section 22 of
the Securities Trading Act, of
voting rights in the Company
reaches or exceeds 5, 10, 25, 50
or 75 or, after having reached or
exceeded any such threshold,
falls below that threshold.
Effective as of January 20, 2007,
the relevant thresholds will be 3,
5, 10, 15, 20, 25, 30, 50 and 75
and the notification obligations
will also apply to option
agreements excluding the 3
threshold. Each beneficial owner
of American Depositary Shares
acknowledges that failure to
provide on a timely basis any
required notification of an
interest in Shares may result in
withholding of certain rights,
including voting and dividend
rights, in respect of the Shares in
which such beneficial owner of
American Depositary Shares has
an interest. In connection
therewith, the Company reserves
the right to instruct Owners to
surrender their American
Depositary Shares for the
purpose of withdrawal of the
Deposited Securities so as to
permit the Company to deal
directly with the Owner thereof
as an owner of Shares. The
Depositary agrees to cooperate
with the Company in its efforts
to inform Owners of the
Companys exercise of its rights
under this Section 3.04 of the
Deposit Agreement and agrees to
consult with, and provide
reasonable assistance without
risk, liability or expense on the
part of the Depositary, to the
Company on the manner or
manners in which it may enforce
such rights with respect to any
Owner.




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